UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001- 35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LEAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Restoration of Executive Salaries

On April 1, 2020, Leaf Group Ltd. (the “Company”) initiated measures to address potential impacts of the COVID-19 pandemic (the “Pandemic”) on the Company’s business. These measures included, among other things, a temporary voluntary reduction of 50% in the base salary of Sean Moriarty, the Company’s Chief Executive Officer, and a 25% reduction in the base salaries of the other named executive officers, as well as other members of the Company’s executive team. Due to the positive performance of the Company’s business, on June 18, 2020, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved the restoration of the base salaries of the CEO, the other named executive officers and the other members of the Company’s executive team, effective with the payroll payable on June 30, 2020.

(f) Determination of Bonus Awards for Year Ended December 31, 2019

As disclosed in the Company's Proxy Statement for its 2020 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 20, 2020 (the "Proxy Statement"), due to economic concerns attributable to the Pandemic, the Compensation Committee had deferred decision making on the 2019 annual cash bonuses payable to the Company’s named executive officers and other executive officers and, therefore, bonus compensation information was not included in the Summary Compensation Table of the Proxy Statement. In view of the positive performance of the business, on June 18, 2020, the Compensation Committee approved payment of 2019 bonuses to Messrs. Sean Moriarty and Brian Pike.

The bonus targets for 2019 for Messrs. Moriarty and Pike were as follows:

Named Executive Officer	2019 Bonus Target (% of Annual Base Salary)	2019 Bonus Target
Sean Moriarty	100%	$400,000
Brian Pike	50%	$175,000

Based on the overall performance of the Company during 2019 and the individual performance of the named executive officers, the Compensation Committee awarded Mr. Moriarty an annual cash bonus of $200,000 and Mr. Pike an annual cash bonus of $87,500. As shown in the Summary Compensation Table below, this represents a 23% decline for Mr. Moriarty and a 40% decline for Mr. Pike from their respective 2018 annual cash bonus awards.

In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the 2019 Summary Compensation Table, previously set forth in the Proxy Statement, for Messrs. Moriarty and Pike. No other amounts have changed. As previously disclosed, a bonus was determined and paid to former Chief Financial Officer Jantoon Reigersman in May 2020.

Summary Compensation Table

The following table sets forth information concerning the compensation of Messrs. Moriarty and Pike for the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Sean Moriarty	2019	400,000	200,000	1,880,600	—	8,636	2,489,236
Chief Executive Officer	2018	400,000	260,000	1,600,000	—	8,486	2,268,486
Brian Pike	2019	350,000	87,500	688,800	—	8,636	1,134,936
Chief Operating Officer and Chief Technology Officer	2018	350,000	145,000	520,000	—	8,486	1,023,486

(1)       For 2018 and 2019, amounts reflect the discretionary annual cash bonuses paid to each named executive officer with respect to the performance for each such fiscal year. For more information regarding 2019 bonuses, see the section in the Proxy Statement titled “Compensation Discussion and Analysis—Principal Components of Executive Compensation Program—Discretionary Cash Compensation.”

(2)       Amounts reflect the aggregate grant-date fair value of restricted stock units, stock options or performance stock units (“PSUs”), as applicable, granted in each applicable fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named executive officer. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. Information regarding the assumptions used to calculate the value of all such awards made to the named executive officers is provided in Note 13 to the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K filed with the SEC on March 16, 2020. There can be no assurance that awards will vest (and if awards do not vest, no value will be realized by the named executive officer), or that the value upon vesting, settlement or exercise, as applicable, will approximate the aggregate grant date fair value determined under ASC Topic 718. In the case of PSUs, the aggregate grant-date fair value is reported for the probable outcome, which for this purpose is estimated as 100% target achievement. The aggregate grant-date fair value of the PSUs granted to Mr. Moriarty at the maximum level of achievement for fiscal year 2019 is $360,900. As previously disclosed in the Proxy Statement, following the end of the fiscal year 2019 performance period, the compensation committee determined that the performance-based vesting conditions were not achieved and, therefore, no portion of the PSU award vested and the award was forfeited in its entirety.

(3)      Details regarding the amounts included in “All Other Compensation” for fiscal 2019 are set forth in the Proxy Statement.

The Compensation Committee also approved payment of 2019 bonuses for the other members of the Company’s executive team, who had agreed to defer the payment of such bonuses due to economic concerns attributable to the Pandemic.

Item 8.01     Other Events

Salary Restorations

Additionally, effective with the payroll payable on June 30, 2020, the Company will restore salaries for its direct workforce, which had been temporarily reduced effective April 1, 2020, by 15% (except where legal requirements dictated otherwise).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2020	LEAF GROUP LTD.

	By:	/s/ Adam Wergeles
Adam Wergeles
Executive Vice President and General Counsel

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